UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2009

CREE, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 10, 2009, Cree, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement) with J.P. Morgan Securities Inc., as representative of the several underwriters named therein, relating to the issuance and sale in a public offering of 11,000,000 shares of its common stock, par value $0.00125 per share, at a public offering price of $35.50 per share (the “Offering”). Under the terms of the Underwriting Agreement, the underwriters have a 30-day option to purchase up to 1,650,000 additional shares to cover over-allotments, if any. The aggregate net proceeds to the Company, after deducting underwriting discounts and commissions and expenses payable by the Company, are expected to be approximately $377.4 million (approximately $434.1 million if the underwriters exercise their over-allotment option in full). The Offering is expected to be completed on September 16, 2009, subject to customary closing conditions.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-161785), which became effective upon filing with the Securities and Exchange Commission on September 8, 2009 and prospectus supplement, dated September 10, 2009, filed with the Securities and Exchange Commission on September 11, 2009 pursuant to Rule 424(b) under the Securities Act of 1933.

The Underwriting Agreement contains customary representations, warranties and covenants as well as customary indemnification by each of the Company and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference.

A copy of the legal opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., relating to the validity of the shares issued in the public offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the registration statement.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 10, 2009, by and among Cree, Inc. and J.P. Morgan Securities Inc., as representative of the several underwriters named therein.

Exhibit 5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

Exhibit 23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Charles M. Swoboda
Charles M. Swoboda Chairman, Chief Executive Officer and President

Date: September 11, 2009

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated September 10, 2009, by and among Cree, Inc. and J.P. Morgan Securities Inc., as representative of the several underwriters named therein.

Exhibit 5.1	Opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P.

Exhibit 23.1	Consent of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P. (included in Exhibit 5.1).